EXHIBIT 10.61

J. C. PENNEY CORPORATION, INC.

MIRROR SAVINGS PLAN

AMENDED AND RESTATED, EFFECTIVE DECEMBER 31, 2007

and As Further Amended Through December 9, 2008

J. C. PENNEY CORPORATION, INC.

MIRROR SAVINGS PLAN

Amended and Restated Effective

At 11:59 p.m. on December 31, 2007

and As Further Amended Through December 9, 2008

INTRODUCTION

The J. C. Penney Corporation, Inc. Mirror Savings Plans I and II were adopted effective January 1, 1999 as part of a program to redesign the Company’s qualified and non-qualified savings plans to optimize the retirement savings opportunities for Associates.

Effective December 31, 2006, the J.C. Penney Corporation Inc. Mirror Savings Plan I and III were closed to new deferrals and new participants. Effective on January 1, 2007, the J.C. Penney Corporation, Inc. amended and restated Mirror Savings Plan II and renames the plan the J.C. Penney Corporation, Inc. Mirror Savings Plan. As of the December 31, 2007, Mirror Savings Plans I and III are merged into the Mirror Savings Plan and the Mirror Savings Plan is the surviving plan.

The Plans are maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees.

The provisions of the Plan as amended and restated herein will apply to the entire benefit of each Participant who is an Associate on or after the above effective date and each Participant who had a Separation from Service prior to the above effective date and had not commenced receiving benefit payments under the Plan as of the effective date. For all other Participants who have commenced receiving benefits under the Plan as of the above effective date, the provisions of the Plan as in effect at the time each such Participant commenced receiving benefits will continue to be applicable. Unless otherwise indicated, no provision of the Plan as amended and restated shall amend any provision of the Plan as in effect on October 3, 2004 (“previous Plan”) and amendments to the previous Plan adopted after that date.

Words and phrases with initial capital letters used throughout the Plan are defined in Article One.

J. C. PENNEY CORPORATION, INC.

MIRROR SAVINGS PLAN

ARTICLE SEVEN	DISTRIBUTIONS	17

7.01	Normal Form of Payment	17
7.02	Payment Event	17
7.03	Payment Commencement Date	17
7.04	Delay for Specified Employees	17
7.05	Death	18
7.06	Subsequent Changes in Time and Form of Benefit	18
7.07	Distribution for an Unforeseeable Emergency	18
7.08	Fund-Specific Installments or Unforeseeable Emergency Distributions	19
7.09	Form of Payments	19
7.10	Change in Control	19
7.11	Reemployed Participants	20
7.12	Prohibition on Acceleration of Payment	20
7.13	Limited Cashouts	20

ARTICLE EIGHT	AMENDMENT AND TERMINATION	22

8.01	Plan Amendment	22
8.02	Plan Termination	22

ARTICLE NINE	MISCELLANEOUS	23

9.01	Plan Administration	23
9.02	Plan Expenses	23
9.03	Effect on Other Benefits	23
9.04	No Guarantee of Employment	24
9.05	Disclaimer of Liability	24
9.06	Severability	24
9.07	Successors	24
9.08	Governing Law	24
9.09	Construction	25
9.10	Taxes	25
9.11	Non-Assignability	25
9.12	Claims Procedure	25

Exhibit A	Examples of Calculations for the Company Matching Contribution	28

Appendix A	Document History	37

ARTICLE ONE

DEFINITIONS

As used herein, the following words and phrases have the following respective meanings unless the context clearly indicates otherwise.

Active Participant: A Participant who defers part of his or her Compensation for a Plan Year (or part thereof) pursuant to an election to defer.

Associate: Any person who is classified as an associate and employed by an Employer if the relationship between the Employer and such person constitutes the legal relationship of employer and employee.

Beneficiary: The person or persons designated by the Participant on a beneficiary form required by the Company for this purpose to receive benefits payable under the Plan because of the Participant’s death.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Company: On and after January 27, 2002, J. C. Penney Corporation, Inc., a Delaware corporation. The term “Company” will also include any successor employer, if the successor employer expressly agrees in writing as of the effective date of succession to continue the Plan.

Company Account: A phantom account established in accordance with Article Three to which Mirror Company Matching, Mirror Retirement Account and Mirror Discretionary contributions plus earnings are credited.

Compensation: The same meaning as the term “Compensation” is defined in the Savings Plan.

For all purposes under the Plan, a Participant’s “Compensation” shall exclude any awards (cash or otherwise) under the J.C. Penney Company, Inc. 2005 Equity Compensation Plan.

Compensation for a Plan Year shall be determined without regard to the limitations on annual compensation under Section 401(a)(17) of the Code and without regard to deferrals to this Plan.

An Associate who is in the service of the armed forces of the United States during any period in which his or her reemployment rights are guaranteed by law will be considered to have received the same rate of Compensation during his or her absence that he or she was receiving immediately prior to his or her absence, provided he or she returns to employment with an Employer within the time such rights are guaranteed by law.

Controlled Group: The Company and all other corporations, trades, and businesses, the employees of which, together with employees of the Company, are required by the first sentence of subsection (b), by subsection (c), by subsection (m), or by subsection (o) of Code section 414 to be treated as if they were employed by a single employer. For purposes of determining if a Separation from Service has occurred, the Controlled Group will be determined under Code sections 414(b) and 414(c) and Treasury Regulation section 1.414(c) – 2 by using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Code section 1563(a)(1),(2), and (3).

Eligible Associate: An Associate who has satisfied the eligibility requirements of the Plan for a Plan Year in accordance with Section 2.02.

Employer: The Company and any subsidiary company or affiliate of the Company that is a Participating Employer as defined in Article I of the Savings Plan.

ERISA: The Employee Retirement Security Act of 1974, as amended from time to time.

Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

Human Resources and Compensation Committee: The Human Resources and Compensation Committee of the Board of Directors of the Parent Company.

Human Resources Committee: The Human Resources Committee of the Company.

Mirror Company Matching Contributions: The phantom amounts deemed to be contributed by the Company for each Plan Year as determined under Section 3.04.

Mirror Discretionary Contributions: The phantom amounts deemed to be contributed by the Company for each Plan Year as determined under Section 3.06.

Mirror Investment Funds: Phantom funds established as book reserve entries in the books and records of the Company to which a Participant’s deferral amounts under the Plan are credited based on the investment elections of the Participant. The investment returns of such funds shall be assumed to match the returns of the same investment funds available to participants under the Savings Plan. No phantom fund shall be established in this Plan for any self directed brokerage account in the Savings Plan.

Mirror Retirement Account Contributions: The phantom amounts deemed to be contributed by the Company for each Plan Year as determined under Section 3.05.

Parent Company: J. C. Penney Company, Inc., a Delaware corporation, and any successor corporation.

Participant: An Eligible Associate who participates in the Plan in accordance with Article Two, and who has not yet received a distribution of the entire amount of his or her vested benefits under the Plan.

Payment Commencement Date: The date upon which payment of a Particpant’s benefits is scheduled to begin as determined under Section 7.03.

Payment Event: The event set forth in Section 7.02 upon which a Participant’s benefits may be paid.

Personal Account: A phantom account established in accordance with Article Three to which a Participant’s deferral amounts plus earnings are credited.

Plan: The J.C. Penney Corporation Inc. Mirror Savings Plan, as amended from time to time.

Plan Administrator: The Benefits Administration Committee.

Plan Year: Each calendar year.

Savings Plan: Prior to January 27, 2002, the J. C. Penney Company, Inc. Savings, Profit-Sharing and Stock Ownership Plan, as amended from time to time, and on and after January 27, 2002, the J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan, as amended from time to time.

Separation from Service: The date an Associate dies, retires, or otherwise has a termination of employment from the Controlled Group within the meaning of Code section 409A and Treasury Regulation section 1.409A-1(h), or its successor, taking into account the definition of Controlled Group for such purpose as defined above. An Eligible Associate or Participant who transfers from one Employer to another member of the Employer’s Controlled Group as defined in the preceding sentence without a break in employment shall not be deemed to have a Separation from Service.

Specified Employee: A “specified employee” within the meaning of Code section 409A, as determined in accordance with the rules specified by the Board of Directors in resolutions dated December 12, 2007.

Valuation Date: With respect to all Mirror Investment Funds, each day of a calendar year on which the New York Stock Exchange is open.

With respect to transactions or distributions initiated by a Participant or Beneficiary, (a) the date of receipt by the Plan Administrator of the request if it is received prior to the close of the New York Stock Exchange, or (b) the next trading day if the request is received after the close of the New York Stock Exchange.

With respect to distributions not initiated by a Participant, the date the distribution is processed.

ARTICLE TWO

ELIGIBILITY AND PARTICIPATION

2.01	Eligibility Determined for Each Plan Year

The eligibility of each Associate to participate in the Plan as an Active Participant is determined for each Plan Year in accordance with Section 2.02 below. Eligibility for, or participation in, the Plan for a Plan Year does not give an Associate the right to defer part of his or her Compensation under the Plan for any other Plan Year.

2.02	Eligible Associate

An Associate shall be eligible to participate in the Plan as an Active Participant for a Plan Year if the Associate for the preceding Plan Year had:

(a) Satisfied the eligibility requirements to make deferrals to the Savings Plan; and

(b) Earnings in excess of $100,000 (as adjusted in accordance with Section 414(q)(1) of the Code) comprised as follows:

(1)	If a current Associate, such earnings will be based on his actual Compensation through October 31 of such year plus his or her projected earnings from November 1 through December 31 of such year determined by using his or her Base Salary (as defined below) in effect on October 31 of such year.

(2)	If an Associate was not an Associate in the preceding Plan Year, he or she shall be eligible to participate in the year of hire or rehire if in addition to meeting the requirements of Section 2.02(a) above, he or she is expected to have projected Base Salary of at least an amount in excess of $100,000 (as adjusted in accordance with Section 414(q)(1) of the Code) in the current Plan Year based on his rate of Base Salary.

Base Salary shall mean the aggregate amount of the base pay rate (before any deductions of contributions or deferrals), commissions and amounts under the J.C. Penney Corporation, Inc. Management Incentive Compensation Program due and payable to an Eligible Associate in the applicable Plan Year designated by his or her Employer as the Eligible Associate’s monthly pay as reflected on the Employer’s personnel records including any such amounts otherwise due and payable with respect to which his or her election to defer applies.

2.03	Participation

An Eligible Associate for a Plan Year shall participate in the Plan for that Plan Year as an Active Participant by making a timely election to defer in accordance with Section 2.04 below. An Eligible Associate who fails to satisfy the requirements of Section 2.04 below shall not be allowed to make an election to defer and shall not be an Active Participant for the applicable Plan Year.

A Participant who is not an Active Participant for a Plan Year shall continue to participate in the Plan in all respects except that such Participant shall not have the right to defer part of his or her Compensation under the Plan for that Plan Year, and shall not be entitled to a Mirror Company Matching Contribution or a Mirror Discretionary Contribution (as determined under Sections 3.04 or 3.06, respectively) for that Plan Year. A Participant hired on or after January 1, 2007, shall be entitled to receive a Mirror Retirement Account Contribution (as determined under 3.05) regardless of whether he or she is an Active Participant.

2.04	Election to Defer

(a) All elections to defer for a Plan Year must be made in accordance with Treasury Regulation section 1.409A-2(a), and its successor, and in a manner approved by the Plan Administrator. An Eligible Associate for a Plan Year may elect to defer a percentage (as described in Section 2.05 below) of his or her Compensation for such Plan Year by filing an election no later than the December 31 preceding the Plan Year during which the services giving rise to the Compensation are performed. To the extent required by Code section 409A and the regulations thereunder, with respect to cash incentive amounts, including, but not limited to, amounts paid under the J.C. Penney Corporation, Inc. Management Incentive Compensation Program, such deferral election must be submitted no later than the December 31 preceding the Plan Year during which the services giving rise to the cash incentive amounts are performed, even though such cash incentive amounts may be payable in a Plan Year subsequent to performance of the relevant services.

(b) To the extent permitted by Treasury Regulation section 1.409A-2(a)(7), and its successor, a newly Eligible Associate who has never participated in the Plan or in an agreement, method, program, or other arrangement that would be aggregated with this Plan under Code section 409A or Treasury Regulation section 1.409A-1(c)(2), or its successor may file his or her election with the Plan Administrator within 30 days of his or her first date of eligibility for participation in the Mirror Plan but such election shall apply only to Compensation paid for services performed after the election and the amount of Compensation deferred shall be pro-rated, to the extent required, pursuant to Treasury Regulation section 1.409A-2(a)(7) or its successor. If the election to defer is not made within 30 days or if the Eligible Associate is not otherwise newly eligible within the meaning of the preceding sentence, the Eligible Associate will not be allowed to make an election for the current Plan Year. An Eligible Associate who was previously eligible to participate in the Plan may be treated as a newly Eligible Associate if:

(1) the Eligible Associate became ineligible to elect to defer, prior to a complete distribution of the Eligible Associate’s Account and following the distribution of all remaining amounts from his or her account, the Eligible Associate has subsequently become eligible to elect to participate again; or

(2) the Eligible Associate, has not been eligible to defer at any time during the 24-month period ending on the date the Eligible Associate becomes eligible again, regardless of whether the Eligible Associate has a current Account balance or if the Eligible Associate’s Account was credited with earnings or losses during such 24-month period.

Clauses (1) and (2) shall be applied by taking into account by treating an agreement, method, program, or other arrangement that would be aggregated with this Plan under Code section 409A or Treasury Regulation section 1.409A-1(c)(2) as if it were part of this Plan for purposes of determining the Participant’s eligibility to defer or receipt of all remaining amounts.

(c) An Active Participant cannot change or terminate his or her election to defer during a Plan Year for that Plan Year. However, an Eligible Associate may change his or her election to defer for a subsequent Plan Year by filing a new election with the Plan Administrator by December 31 of the preceding Plan Year.

An election to defer also shall terminate:

(1) at the end of the Plan Year;

(2) if the Plan is terminated, or

(3) in the event of a Participant’s request for a distribution due to an unforeseeable emergency which is determined to exist under Section 7.07 or in the event the Participant receives a hardship distribution as described in Treasury Regulation section 1.401(k)-1(d)(3).

2.05	Deferral Amounts

An Active Participant for a Plan Year may defer

(a) up to 14% of his Compensation in that Plan Year up to the earnings dollar limit, and,

(b) up to 75% of his Compensation in that Plan Year that exceeds the earnings dollar limit.

All deferral amounts shall be in whole percentages and made by payroll deduction. The earnings dollar limit of an Active Participant for a Plan Year shall be $225,000, as adjusted for cost of living increases in accordance with Section 401(a)(17) of the Code.

2.06	Investment Elections

A Participant shall complete an election, in the manner determined by the Plan Administrator, requesting that all of his or her future deferral amounts (in whole percentages) be applied to the hypothetical purchase for him or her, as of the earliest practicable Valuation Date after such amounts are deferred, of units in his or her Personal Accounts within any one or more of the available Mirror Investment Funds in each case at a price equal to the value of such units as of such Valuation Date.

Such election initially must be made prior to the commencement of his or her participation in the Plan and may be changed at any time during the Plan Year in accordance with the procedures established by the Plan Administrator. Each such election shall be effective as soon as administratively feasible following receipt by the Plan Administrator or its delegate of the Participant’s election.

In the event that no timely election by the Participant is on file with the Plan Administrator, such Participant shall be deemed to have elected that all deferral amounts shall be applied to the hypothetical purchase for him or her of units in the Personal Account within the Mirror Investment Fund that is the “Interest Income Fund” under the Savings Plan. Effective March 1, 2008, in the event that no timely election by the Participant is on file with the Plan Administrator, such Participant shall be deemed to have elected that all deferral amounts shall be applied to the purchase for him or her of units in the Personal Account within the Mirror Investment Fund that is the appropriate “Target Retirement Investment Fund” under the Savings Plan.

ARTICLE THREE

BENEFITS

3.01	Establishment of Accounts

A Personal Account and a Company Account within each Mirror Investment Fund shall be established for each Participant in the Plan as if assets were invested in a trust. All amounts credited to the Personal Accounts and Company Accounts of a Participant shall at all times be held in the Company’s general funds as part of the Company’s general assets, unless a trust is established pursuant to Section 7.10(b).

The value, including gains and losses, credited to such accounts and funds shall be determined by the Plan Administrator pursuant to procedures established by the Plan Administrator based on the same manner that the value is determined under the Savings Plan. As of each Valuation Date, the net asset value of a unit shall equal the net asset value of a unit as determined under the Savings Plan.

3.02	Personal Accounts

All amounts deferred by an Active Participant pursuant to Article Two shall be credited to his or her Personal Accounts within his or her Mirror Investment Funds specified in his or her investment election under Section 2.06.

3.03	Company Accounts

All Company contributions shall be credited to the Company Account of each Active Participant at each pay period. All Mirror Retirement Account Contributions and Mirror Discretionary Contributions shall be credited to each Active Participant’s Company Account within 2 1/2 months after the Company’s fiscal year end.

A Mirror Company Matching Contribution, a Mirror Retirement Account Contribution and a Mirror Discretionary Contribution (as determined under Sections 3.04, 3.05 and 3.06 below, respectively) shall be deemed to be invested in his or her Company Account within the Mirror Investment Funds in accordance with the Active Participant’s Investment election for his or her Personal Accounts under Section 2.06 of this Plan. In the event an Active Participant does not make an investment election, the Active Participant will be deemed to have elected the Mirror Investment Fund in accordance with Section 2.06.

Any amount of Company matching contributions credited to the Participant’s Company account under the Savings Plan and subsequently cancelled so that said plan could satisfy the actual contribution percentage test (as described in the Savings Plan) shall be credited to his or her Company Account within the Mirror Investment Fund that is according to the Participant’s investment election in the year paid to the extent permissible under Section 409A of the Code.

All amounts credited to the Company Accounts of a Participant shall be subject to the vesting provisions of Article Five.

3.04	Mirror Company Matching Contribution

For each Active Participant who has completed one year of employment and 1,000 hours of service, the Company will credit to the Mirror Company Matching Contribution account a matching contribution for each Active Participant in an amount equal to (i) 50% (or such other percent as may be determined from time to time by the Human Resources and Compensation Committee) of the Active Participant’s deferral contribution to the Plan for each payroll period that does not exceed 6% of the Active Participant’s Compensation for the payroll period reduced by (ii) the maximum matching contribution the Active Participant could have received under the Savings Plan. Each Active Participant’s matching contribution will be calculated in the same manner as in the examples attached to the Plan as Exhibit A.

An Active Participant who had a Separation from Service shall vest in the Mirror Company Matching Account contribution if he or she terminated:

(a)	At or after age 65;

(b)	Due to a permanent and total disability within the meaning of the Social Security Act, provided the participant either (a) has qualified for disablity insurance benefits under such Act, or (b) in the opinion of the organization that administers the Corporation’s disability plans has a disability which would entitle him to such disabiliy insurance benefits except for the fact that he does not have sufficient quarters of coverage or has not satisfied any age requirements under such law;

(c)	Due to death; or

(d)	Due to job restructuring, reduction in force or unit closing determined by the Company entitling the Participant to serverance pay under the Company’s then existing Separation Pay Plan.

3.05	Mirror Retirement Account Contributions

For each Participant hired or rehired on or after January 1, 2007, who has completed one year of employment and 1,000 hours of service and with Compensation in excess of the earnings dollar limit, the Company shall contribute an amount to the Mirror Plan equal to the difference between the Active Participant’s Compensation and the earnings dollar limit multiplied by 2%.

An Active Participant must be in the active employ of an Employer on December 31 of the Plan Year to receive credit for a Mirror Retirement Account Contribution for that Plan Year; provided, however, that an Active Participant who had a Separation from Service before December 31 of said year shall receive credit for one-twelfth of the Mirror Retirement Account contribution for each month or part of a month employed during the Plan Year if he or she terminated:

(a)	At or after age 65;

(b)	Due to a permanent and total disability within the meaning of the Social Security Act, provided the participant either (i) has qualified for disability insurance benefits under such Act, or (ii) in the opinion of the organization that administers the Corporation’s disability plans has a disability which would entitle him to such disability insurance benefits except for the fact that he does not have sufficient quarters of coverage or has not satisfied any age requirements under such law;

(c)	Due to death;

(d)	Due to job restructuring, reduction in force or unit closing determined by the Company entitling the Participant to serverance pay under the Company’s then existing Separation Pay Plan; or

(e)	At or after age 55 with 15 years of service.

An Associate shall not have a right or claim to any of the amounts contributed as a Mirror Retirement Account Contribution if the Associate is summarily dismissed, or otherwise has an involuntary Separation from Service due to a summary dismissal as defined by the Company’s policies and procedures (including resignation in lieu thereof), unless the Benefits Administration Committee, in its sole discrection, determines that such Associate shall be eligible for such benefits notwithstanding such summary dismissal.

3.06	Mirror Discretionary Contribution

Pursuant to Section 3.03 of the Savings Plan, a Discretionary Contribution shall be credited for each Active Participant to the Company Account in the Mirror Plan in accordance with the calculated deferral percentage of the Active Participant and in a manner deemed appropriate by the Human Resources and Compensation Committee.

An Active Participant must be in the active employ of an Employer on December 31 of the Plan Year to receive credit for a Mirror Discretionary Contribution for that Plan Year; provided, however, that an Active Participant who had a Separation from Service before December 31 of said year shall receive credit for one-twelfth of the Mirror Discretionary Contribution for each month employed during the Plan Year if he or she terminated:

(a)	At or after age 65;

(b)	Due to a permanent and total disability within the meaning of the Social Security Act, provided the participant either (i) has qualified for disability insurance benefits under such Act, or (ii) in the opinion of the organization that administers the Corporation’s disability plans has a disability which would entitle him to such disability insurance benefits except for the fact that he does not have sufficient quarters of coverage or has not satisfied any age requirements under such law;

(c)	Due to death;

(d)	Due to a job restructuring, reduction in force or unit closing determined by the Company entitling the Participant to serverance pay under the Company’s then existing Separation Pay Plan; or

(e)	At or after age 55 with 15 years of service.

An Associate shall not have a right or claim to any of the amounts contributed as a Mirror Discretionary Contribution if the Associate is summarily dismissed, or otherwise has an involuntary Separation from Service due to a summary dismissal as defined by the Company’s policies and procedures (including resignation in lieu thereof), unless the Benefits Administration Committee, in its sole discrection, determines that such Associate shall be eligible for such benefits notwithstanding such summary dismissal.

ARTICLE FOUR

TRANSFERS

4.01	Personal Accounts

A Participant may elect, once in each calendar day of the Plan Year, to transfer an amount (in whole percentages) equal to the value of all or part of his or her units in his or her Personal Accounts within any one or more of the Mirror Investment Funds to another one or more of his or her Personal Accounts within the Mirror Investment Funds. The value of such units shall be determined as of the Valuation Date. A transfer is effective only if made in the manner determined by the Plan Administrator.

4.02	Company Accounts

A Participant may elect, once in each calendar day of the Plan Year, to transfer an amount (in whole percentages) equal to the value of all or part of his or her units in his or her Company Accounts within any one or more of the Mirror Investment Funds to another one or more of his or her Company Accounts within the Mirror Investment Funds. The value of such units shall be determined as of the Valuation Date. A transfer is effective only if made in the manner determined by the Plan Administrator.

Notwithstanding any other provision of the Plan, a Participant who wishes to make transfers from both his or her Personal Accounts and Company Accounts during the same day, must do so as part of the same transaction.

ARTICLE FIVE

VESTING

5.01	Personal Accounts

A Participant shall be 100% vested in the value of his or her Personal Accounts within his or her Mirror Investment Funds at all times without regard to whether he or she is a Participant in the Plan for any future Plan Year.

5.02	Company Accounts

(a) This Section 5.02 applies to Mirror Company Matching Contributions described in Section 3.04, Mirror Retirement Account Contributions described in 3.05; and Mirror Discretionary Contributions described in Section 3.06. A Participant shall be 100% vested in the value of his or her Company Accounts within his or her Mirror Investment Funds upon completion of three full years of service, and shall have no vested interest prior to that time, for amounts (including earnings attributable thereto) credited for Plan Years beginning on or after January 1, 2007.

(b) For amounts (including earnings attributable thereto) credited as Mirror Company Matching Contributions for Plan Years before January 1, 2007, such amounts will vest in the same vesting percentage attributable to the value of his or her Company accounts under the Savings Plan based on his or her full years of service (as defined in the Savings Plan) in accordance with the following table:

Full years of service	Vested Percentage
Less than 1	0%
1	20%
2	40%
3	60%
4	80%
5 or more	100%

Notwithstanding anything in the Plan to the contrary, a Participant will only be entitled to payment of a benefit under the Plan if the Participant’s interest in his benefit is vested at the time payment is scheduled to commence.

(c) Change in Control Plan. If the Board of Directors of the Company exercises its discretion under Section 7.10 to terminate the Plan because of a Change in Control and a Participant is a participant in the J.C. Penney Corporation, Inc. Change in Control Plan (“Change in Control Plan”), the Participant’s non-vested amount in his Company Account will become 100% vested and nonforfeitable without regard to his or her years of service or age. If a Participant who is also a participant in the Change in Control Plan has an “employment termination” following a “change in control” as those terms are defined in the Change in Control Plan, his or her interest in the Company Account will become 100% vested and nonforfeitable without regard to his or her years of service or age.

5.03	Forfeitures

A Participant who is less than 100% vested in the value of his or her Company Accounts as of his or her Separation from Service shall forfeit the non-vested value of his or her Company Accounts. In the event the Participant subsequently is re-employed by an Employer within five years, the amount forfeited (without earnings) hereunder shall be restored to his or her Company Accounts in the same manner as the amount, if any, forfeited by his or her Savings Plan Company Accounts would be restored by purchasing units in accordance with the Participant’s investment election in effect at the time of his or her Separation from Service using the current market value as of the date of employment.

ARTICLE SIX

TYPE OF PLAN

6.01	Top Hat Plan

The Plan is intended to be a “pension plan” as defined in ERISA and is maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees. As such, the Plan is intended to be construed so as not to provide income to any Participant or Beneficiary for purposes of the Code prior to actual receipt of benefit payments under the Plan.

In the event that it should subsequently be determined by statute or by regulation or ruling that the Plan is not “a plan which is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of sections 201(2), 301(a)(3), 401 (a)(1), and 4021(b)(6) of ERISA and section 2520.104-24 of Chapter 29 of the Code of Federal Regulations, participation in the Plan shall be restricted by the Plan Administrator to the extent necessary to assure that it will be such a plan within the meaning of such sections.

6.02	No Funding

Plan benefits shall be payable solely from the general assets of the Company. The Company shall not be required to, but may at its discretion, segregate or physically set aside any funds or assets attributable to Plan benefits, subject to the limitations of Code section 409A on funding such benefits. The Company shall retain title to and beneficial ownership of all assets of the Company, including any assets which may be used to pay Plan benefits. The cost of the Plan shall be expensed and a book reserve shall be maintained on the Company’s financial statements.

No Participant or Beneficiary shall be deemed to have, pursuant to the Plan, any legal or equitable interest in any specific assets of the Company. To the extent that any Participant or Beneficiary acquires any right to receive Plan benefits, such right shall arise merely as a result of a contractual obligation and shall be no greater than, nor have any preference or priority over, the rights of any general unsecured creditor of the Company.

ARTICLE SEVEN

DISTRIBUTIONS

7.01	Normal Form of Payment

Except as otherwise provided in this Plan, benefits will be paid in the form of five substantially equal annual installments.

7.02	Payment Event

The Payment Event for a Participant will be the later of (i) Separation from Service or (ii) January 1, 2008; provided, however, that if a Specified Employee’s Separation from Service (other than by reason of death) occurs prior to January 1, 2008, and the date of such Separation from Service plus six months is after January 1, 2008, Separation from Service will be the deemed Payment Event for such a Specified Employee.

7.03	Payment Commencement Date

The Payment Commencement Date for a Participant (including a Specified Employee) whose Payment Event under Section 7.02 is Separation from Service will be the first day of the month following the date of his Separation from Service; provided, however, that the actual time of the first payment to a Specified Employee will be determined in accordance with the provisions of Section 7.04. For all other Participants, the Payment Commencement Date for benefits under will be January 1, 2008, or as soon as practicable thereafter, but no later than the time required for payment under Treasury Regulation section 1.409A-3(d), or its successor. Subsequent installments for all Participants, including Specified Employees, will be paid on the first through fourth anniversaries of the Payment Commencement Date.

For an alternate payee, the Payment Commencement Date will be the applicable commencement date as provided in a domestic relations order that conforms with the requirements of Code section 409A and Treasury Regulation section 1.409A-3(j)(4)(ii), or its successor.

7.04	Delay for Specified Employees

If a Participant is a Specified Employee as of the date of his Separation from Service and his Payment Event is Separation from Service (other than by reason of death), payment will not be made before the date that is six months after the date of Separation from Service. The first payment to such a Specified Employee will be paid on the first day of the seventh month following the date of Separation from Service. During this period, interest will accrue in accordance with the Participant’s investment election.

7.05	Death

If a Participant has a Separation from Service by reason of death, the Participant’s Beneficiary will receive a benefit in the form of five equal annual installments commencing as of the first day of the month after the Participant’s death. If a Participant has a Separation from Service (other than by death) and subsequently dies before payment of his vested benefit has begun under the Plan, the Participant’s Beneficiary will receive the benefit in the form of five equal annual installments payable at the same time as described in Section 7.03 and Section 7.04. In the event of the death of a Participant after his benefit has commenced and before all installments have been paid, the remaining unpaid installments shall be paid to his Beneficiary in accordance with the payment schedule of the Participant. If no Beneficiary has been designated by such a Participant, the Beneficiary will be deemed to be the Spouse for a married Participant and the estate for a single Participant. If the Beneficiary dies before receiving all benefits to which he was entitled under the Plan, the amount shall be paid to the Beneficiary’s estate in accordance with the installment schedule set forth above.

7.06	Subsequent Changes in Time and Form of Benefit

No Participant can make a subsequent election to delay a payment or change the form of a payment.

7.07	Distribution for an Unforeseeable Emergency

A Participant or Beneficiary entitled to vested benefits under the Plan may request a single-sum distribution to satisfy a severe financial hardship resulting from an unforeseen emergency beyond his control. The distribution shall be limited to the amount necessary to satisfy the severe financial hardship (including any applicable federal, state or local taxes attributable to such distribution), and shall not exceed the current value of vested benefits payable to or on behalf of the Participant or Beneficiary.

An unforeseeable emergency shall have the meaning as that term is defined within Treasury Regulation section 1.409A-3(i)(3), or its successor.

The determination of the existence of a severe financial hardship and the approval of an unforeseeable emergency distribution shall be made by the Chief Human Resources and Administration Officer, (or his successor by title or position) or his delegate except as provided below. Approval shall be given only if, taking into account all of the facts and circumstances, continued deferral of benefits or adherence to the Plan’s payment schedule would result in a severe financial hardship to the Participant or Beneficiary. Approval shall not be granted if such hardship is or may be relieved through insurance, by liquidation of his or her assets (to the extent such liquidation would not itself cause severe financial hardship), or by terminating his or her election to defer. The amount of payment permitted hereunder shall in no event exceed the amount permitted under Treasury Regulation section 1.409A-3(i)(3)(ii), or its successor. Payment of any amount approved hereunder shall be made, subject to the limitations of Section 7.04, if applicable, within 14 days of such approval.

With respect to a Participant who is subject to Section 16(b) of the Exchange Act, the determination of the existence of a severe financial hardship and the approval of the hardship distribution shall be made by the Human Resources and Compensation Committee.

7.08	Fund-Specific Installments or Unforeseeable Emergency Distributions

The payment to a Participant or Beneficiary of installments or an unforeseeable emergency distribution shall reduce the value of his or her accounts in his or her Mirror Investment Fund(s) as designated by the Participant or Beneficiary. In the event the Participant or Beneficiary fails to designate the Mirror Investment Funds from which payment is to be made, the value of Mirror Investment Funds shall be reduced on a pro-rata basis.

7.09	Form of Payments

Payment of all benefits from the Plan shall be made only by check. No payments of Company stock shall be permitted.

7.10	Change in Control

(a) Authority of the Board of Directors. Upon a Change in Control as defined in Section 7.10(c), the Board of Directors of the Parent Company will have the discretion and the authority to (i) terminate and liquidate the Plan pursuant to its irrevocable action taken within the 30 days preceding or the 12 months following a Change in Control in accordance with Code section 409A, and Treasury Regulation section 1.409A-3(j)(4)(ix)(B), or its successor in which event the benefit of each Participant who is also a participant in the Change in Control Plan will automatically vest as provided in Section 5.02(c); (ii) fund a grantor trust in accordance with the provisions of Section 7.10(b); or (iii) provide that each Participant’s benefit in the Plan will become 100% vested and nonforfeitable as of the date of the Change in Control without regard to his years of service under Section 5.02(a) or (b).

(b) Grantor Trust. To the extent permitted by Code section 409A and the regulations thereunder, the Board of Directors will have the discretion and the authority to transfer assets of the Parent Company, in an amount sufficient to pay benefits that have been earned or vested under the Plan up to the date of the Change in Control, to a grantor trust to be established by the Parent Company for the purpose of paying benefits hereunder; and the Participant’s vested benefits shall thereafter be paid to the Participant from such trust in accordance with the terms of the Plan. On each anniversary date of the date of the Change in Control, the Parent Company shall, to the extent permitted by Code section 409A and the regulations thereunder, transfer to the grantor trust an amount necessary to pay all amounts contributed or vested under the Plan during the preceding twelve months.

(c) Change in Control Event. For the purpose of determining whether a Change in Control has occurred with respect to a Participant, a Change in Control means a Change in Control within the meaning of Code section 409A and Treasury Regulation section 1.409A-3(i)(5), or its successor, including a change in the ownership of the corporation, a change in the effective control of the corporation, or a change in the ownership of a substantial portion of the assets of the corporation as such terms are defined in Treasury Regulation sections 1.409A-3(i)(5)(v), (vi) and (vii). For this purpose, “corporation” has the meaning given in Treasury Regulation section 1.409A-3(i)(5)(ii), or its successor.

7.11	Reemployed Participants

If the Participant is reemployed, his or her scheduled payments under Section 7.01 shall continue. Any additional benefits payable to or on behalf of the Participant because of a subsequent Separation from Service shall be paid in the normal form of payment in accordance with this Article 7. A reemployed Participant will be allowed to make a new election to defer to the extent permitted under Section 2.04 above.

7.12	Prohibition on Acceleration of Payment

Except as provided in Code section 409A, Treasury regulation section 1.409A-3(j)(4) or its successor, this Section, Section 7.07, and Section 7.13, neither the Participant nor the Company can accelerate the time or schedule of any payment or amount scheduled to be paid pursuant to the terms of the Plan. The Benefits Administration Committee will have the discretion to accelerate payments in accordance with the provisions of Code section 409A and Treasury Regulation section 1.409A-3(j)(4), or its successor (provided that only the Board of Directors of the Company will have the discretion to accelerate payments in accordance with the provisions of Treasury Regulation section 1.409A-3(j)(4)(ix) or its successor).

7.13	Limited Cashouts

If a Participant under this Plan has no benefits due under the Supplemental Retirement Program for Management Profit-Sharing Associates of the J.C. Penney Corporation, Inc. or the J.C. Penney Corporation, Inc. Benefit Restoration Plan, and if a Participant’s or Beneficiary’s benefit under this Plan when combined with the Participant’s or Beneficiary’s benefit under any other agreements, methods, programs, or other arrangements with respect to which deferrals of compensation are treated as having been deferred under a single nonqualified deferred compensation plan under Code section 409A and Treasury Regulation section 1.409A-1(c)(2), or its successor, is equal to or less than the applicable dollar amount under Code section 402(g)(1)(B), in effect for the year of distribution, the Benefits Administration Committee will distribute the benefit in the form of an immediate lump sum payment, provided that the payment results in the termination and liquidation of the entirety of the Participant’s interest under this Plan and all other agreements, methods, programs, or other arrangements aggregated with this Plan and is in accordance with Treasury Regulation section 1.409A-3(j)(4)(v), or its successor. In the case of a Specified Employee, the benefit will be paid at the time specified in Section 7.04 with an adjustment for interest in accordance with the Participant’s investment election.

ARTICLE EIGHT

AMENDMENT AND TERMINATION

8.01	Plan Amendment

The Human Resources and Compensation Committee may amend the Plan at any time and from time to time, without prior notice to any Participant or Beneficiary; provided, however, that the Human Resources Committee also may make amendments that relate primarily to the administration of the Plan, are applied in a uniform and consistent manner to all Participants, and are reported to the Human Resources and Compensation Committee.

8.02	Plan Termination

The Board of Directors of the Parent Company may terminate or discontinue the Plan at any time. If the Plan is terminated, it shall be on such terms and conditions as the Board of Directors of the Parent Company shall deem appropriate. The Board of Directors of the Parent Company may suspend, discontinue, or terminate the Plan at any time without prior notice or approval. Any termination and liquidation of the Plan, including any termination and liquidation of the Plan upon a Change in Control as provided under Section 7.10 of the Plan, must comply with the provisions of Code section 409A and Treasury Regulation section 1.409A-3(j)(4)(ix), or its successor.

ARTICLE NINE

MISCELLANEOUS

9.01	Plan Administration

The Plan shall be administered under the direction of the Human Resources and Compensation Committee. Except as otherwise provided below, the Benefits Administration Committee shall be considered the Plan Administrator for purposes of ERISA.

The Human Resources and Compensation Committee may delegate all or some of the responsibility for the administration of the Plan to the Human Resources Committee or the Benefits Administration Committee in which case such Committee shall assume such delegated power and authority in administering the Plan to that extent; provided, however, that in no event shall the Human Resources Committee or the Benefits Administration Committee have any power or authority with respect to matters involving a Participant who is a member of the Executive Board of the Company or a Participant who is subject to Section 16(b) of the Exchange Act.

The Plan Administrator has the authority and discretion to construe and interpret the Plan in a manner consistent with the requirements of Code Section 409A. As part of this authority, the Plan Administrator has the discretion to resolve inconsistencies or ambiguities in the language of the Plan, to supply omissions from or correct deficiencies in the language of the Plan, and to adopt rules for the administration of the Plan which are not inconsistent with the terms of the Plan. The Plan Administrator also has the authority and discretion to resolve all questions of fact relating to any claim for benefits as to any matter for which the Plan Administrator has responsibility. All determinations of the Plan Administrator are final and binding on all parties.

Each person considered to be a fiduciary with respect to the Plan shall have only those powers and responsibilities as are specifically given that person under this Plan. It is intended that each such person shall be responsible for the proper exercise of his or her own powers and responsibilities, and shall not be responsible for any act or failure to act of any other person considered to be a fiduciary or any act or failure to act of any person considered to be a non-fiduciary.

9.02	Plan Expenses

All Plan administration expenses incurred by the Company or the Plan Administrator shall be paid by the Company.

9.03	Effect on Other Benefits

Participation in the Plan shall not reduce any welfare benefits or retirement benefits offered by the Company, except that the amounts deferred under the Plan and any Plan benefits shall not be considered “Compensation” for purposes of the Savings Plan.

9.04	No Guarantee of Employment

Neither participation in the Plan nor any action taken under the Plan shall confer upon a Participant any right to continue in the employ of an Employer or affect the right of such Employer to terminate the Participant’s employment at any time.

9.05	Disclaimer of Liability

The Employer shall be solely responsible for the payment of Plan benefits hereunder. The members of the Human Resources and Compensation Committee, the Human Resources Committee, and the Benefits Administration Committee and the officers, directors, employees, or agents of the Company or any other Employer, shall not be liable for such benefits. Unless otherwise required by law, no such person shall be liable for any action or failure to act, except where such act or omission constitutes gross negligence or willful or intentional misconduct.

9.06	Severability

If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall apply only to that provision, and shall not affect or render invalid or unenforceable any other provision of the Plan. In such event, the Plan shall be administered and construed as if such invalid or unenforceable provision were not contained herein. If the application of any Plan provision to any Participant or Beneficiary shall be held invalid or unenforceable, the application of such provision to any other Participant or Beneficiary shall not in any manner be affected thereby.

9.07	Successors

The Plan and any election to defer shall be binding on (i) the Company and its successors and assigns, (ii) any Employer and its successors and assigns, (iii) each Participant, (iv) each Beneficiary, and (v) the heirs, distributees, and legal representatives of each Participant and Beneficiary.

9.08	Governing Law

Except to the extent that the Plan may be subject to the provisions of ERISA or the Code, the Plan shall be construed and enforced according to the laws of the State of Texas without giving effect to the conflict of laws principles thereof. In the event limitations imposed by ERISA on legal actions do not apply, the laws of the State of Texas shall apply, and a cause of action under the Plan must be brought no later than four years after the date the action accrues.

9.09	Construction

As used herein, the masculine shall include the feminine, the singular shall include the plural, and vice versa, unless the context clearly indicates otherwise. Titles and headings herein are for convenience only and shall not be considered in construing the Plan. The words “hereof,” “hereunder”, and other similar compounds of the word “here” shall mean and refer to the entire Plan and not to any particular provision or Section.

9.10	Taxes

Any taxes imposed on Plan benefits shall be the sole responsibility of the Participant or Beneficiary. The Company shall deduct from Plan benefits any federal taxes, state taxes, local taxes, or other taxes required to be withheld. The Company shall, unless the Plan Administrator elects otherwise, withhold such taxes at the applicable flat rate percentage. The Company shall also deduct from any payment of Compensation, including any cash incentive payments, on the date such payment would have been made if not deferred under this Plan Social Security and Medicare taxes or other taxes required to be withheld on such date. Deductions hereunder shall comply with the requirements of Treasury Regulation section 1.409A-3(j)(4)(vi) and (xi), or its successor, to the extent applicable.

9.11	Non-Assignabilty

Unless otherwise required by law, and prior to distribution to a Participant or Beneficiary, Plan benefits shall not be subject to assignment, transfer, sale, pledge, encumbrance, alienation, or charge by such Participant or Beneficiary, and any attempt to do so shall be void. Plan benefits shall not be liable for or subject to garnishment, attachment, execution, or levy, or liable for or subject to the debts, contracts, or liabilities of the Participant or Beneficiary; provided, however, that the Company may offset from the payment of any Plan benefits to a Participant or Beneficiary amounts owed by the Participant to an Employer, in all events subject to the requirements of Code section 409A.

9.12	Claims Procedure

If a Participant, or an authorized representative of a Participant, (“claimant”) does not receive the benefits which the claimant believes he or she is entitled to receive under the Plan, the claimant may file a claim for benefits with the Chief Human Resources and Administration Officer (or his or her delegate). All claims must be made in writing no later than the time prescribed by Treasury Regulation section 1.409A-3(g), or its successor, and must be signed by the claimant or the claimant’s authorized representative. If the claimant does not furnish sufficient information to determine the validity of the claim, the Chief Human Resources and Administration Officer (or his or her delegate) will indicate to the claimant in writing any additional information which is required.

Each claim will be approved or disapproved by the Chief Human Resources and Administration Officer (or his or her delegate) within 60 days following receipt of the information necessary to process the claim, unless special circumstances require an extension of time for processing, in which case a decision will be rendered as soon as possible but not later than 120 days after receipt of the information necessary to process the claim. Notice of the extension must be provided to the claimant or the claimant’s authorized representative before the expiration of the original 60-day period and indicate the special circumstances requiring the extension of time and the date by which the Plan expects to make a determination.

In the event the Chief Human Resources and Administration Officer (or his or her delegate) denies a claim for benefits in whole or in part, the Chief Human Resources and Administration Officer (or his or her delegate) will notify the claimant in writing of the denial of the claim. Such notice by the Chief Human Resources and Administration Officer (or his or her delegate) will also set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim, with an explanation of why such material or information is necessary, and an explanation of the Plan’s claim review procedures as set forth below.

A claimant may appeal a denial of his or her claim by requesting a review of the decision by the Plan Administrator or a person designated by the Plan Administrator, which person will be a named fiduciary under Section 402(a)(2) of ERISA for purposes of this Article. An appeal must be submitted in writing within 60 days after the denial and must (i) request a review of the claim for benefits under the Plan, (ii) set forth all the grounds upon which the claimant’s request for review is based and any facts, documents, records, or other information in support thereof, and (iii) set forth any issues or comments which the claimant deems pertinent to the appeal.

The Plan Administrator or the named fiduciary designated by the Plan Administrator will make a full and fair review of each appeal and any written materials submitted in connection with the appeal, without regard to whether the information was submitted under the initial claim determination. The Plan Administrator or the named fiduciary designated by the Plan Administrator will act upon each appeal within 60 days after receipt thereof, unless special circumstances require an extension of the time for processing, in which case a decision will be rendered as soon as possible but not later than 120 days after the appeal is received. Notice of the extension must be provided to the claimant or the claimant’s authorized representative before the expiration of the original 60-day period and indicate the special circumstances requiring the extension of time and the date by which the Plan expects to make a determination. The claimant will be given the opportunity to review pertinent documents or materials upon submission of a written request to the Plan Administrator or named fiduciary, provided the Plan Administrator or named fiduciary finds the requested documents or materials are pertinent to the appeal.

On the basis of its review, the Plan Administrator or named fiduciary will make an independent determination of the claimant’s eligibility for benefits under the Plan. The decision of the Plan Administrator or named fiduciary on any claim for benefits will be final and conclusive upon all parties thereto. In the event the Plan Administrator or named fiduciary denies an appeal in whole or in part, the Plan Administrator or named fiduciary will give written or electronic notice of the decision to the claimant or the claimant’s authorized representative, which notice will set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial and which will make specific reference to the pertinent Plan provisions on which the decision was based and provide any other additional information, as applicable, required by 29 Code of Federal Regulations 2560.503-1, or its successor.

If the claimant’s claim or appeal is approved, any resulting payment of benefits will be made no later than the time prescribed for payment of benefits by Treasury Regulation section 1.409A-3(g), or its successor.

Exhibit A

Examples of Mirror Company Matching Contribution

	Example One:

(a)	Gross Compensation	250,000

(b)	401(a)(17) Compensation	220,000

(c)	Incentive Compensation	50,000

(d)	Mirror Plan Election for Compensation below 401(a)(17)	5.00%

(e)	Mirror Plan Election for Compensation above 401(a)(17)	10.00%

(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	5.00%

(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	5.00%

(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((b)-(c))*(d)	8,500

(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	2,500

(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	3,000

(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	12,540

(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	26,540

(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	15,000

(o)	Times match rate: (n)*(h)		7,500

(p)	LESS

(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	12,540

(r)	Times match rate: (q)*(h)		6,270

Total Mirror Plan contributions new formula: (o)-(r)			1,230

Exhibit A

Examples of Mirror Company Matching Contribution

	Example Two:

(a)	Gross Compensation	150,000

(b)	401(a)(17) Compensation	220,000

(c)	Incentive Compensation	20,000

(d)	Mirror Plan Election for Compensation below 401(a)(17)	3.00%

(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%

(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	1.00%

(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%

(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((a)-(c))*(d)	3,900

(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	200

(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0

(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	8,754

(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	12,854

(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	9,000

(o)	Times match rate: (n)*(h)		4,500

(p)	LESS

(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	8,754

(r)	Times match rate: (q)*(h)		4,377

Total Mirror Plan contributions new formula: (o)-(r)			123

Exhibit A

Examples of Mirror Company Matching Contribution

	Example Three:

(a)	Gross Compensation	2,000,000

(b)	401(a)(17) Compensation	220,000

(c)	Incentive Compensation	300,000

(d)	Mirror Plan Election for Compensation below 401(a)(17)	3.00%

(e)	Mirror Plan Election for Compensation above 401(a)(17)	5.00%

(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	0.00%

(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	10.00%

(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((b)-(c))*(e)	6,600

(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(g)	30,000

(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b)-(c))*(e)	74,000

(l)	Lesser of Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i))*.06, if (a)>(b) then (b)-(i)*.06	12,804

(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	123,404

(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	120,000

(o)	Times match rate: (n)*(h)		60,000

(p)	LESS

(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	12,804

(r)	Times match rate: (q)*(h)		6,402

Total Mirror Plan contributions new formula: (o)-(r)			53,598

Note: If a participant hits the compensation limit before his incentive compensation is paid (as in the above example), the formula is changed to use the appropriate percentage election and so that the deferrals on the Incentive Compensation do not reduce the compensation used in the Savings Plan.

Exhibit A

Examples of Mirror Company Matching Contribution

	Example Four:

(a)	Gross Compensation	450,000

(b)	401(a)(17) Compensation	220,000

(c)	Incentive Compensation	50,000

(d)	Mirror Plan Election for Compensation below 401(a)(17)	6.00%

(e)	Mirror Plan Election for Compensation above 401(a)(17)	6.00%

(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	6.00%

(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%

(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((b)-(c))*(d)	10,200

(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	3,000

(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	13,800

(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	12,408

(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	39,408

(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	27,000

(o)	Times match rate: (n)*(h)		13,500

(p)	LESS

(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	12,408

(r)	Times match rate: (q)*(h)		6,204

Total Mirror Plan contributions new formula: (o)-(r)			7,296

Exhibit A

Examples of Mirror Company Matching Contribution

	Example Five:

(a)	Gross Compensation	150,000

(b)	401(a)(17) Compensation	220,000

(c)	Incentive Compensation	50,000

(d)	Mirror Plan Election for Compensation below 401(a)(17)	1.00%

(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%

(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	1.00%

(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%

(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((a)-(c))*(d)	1,000

(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	500

(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0

(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	8,910

(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	10,410

(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	9,000

(o)	Times match rate: (n)*(h)		4,500

(p)	LESS

(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	8,910

(r)	Times match rate: (q)*(h)		4,455

Total Mirror Plan contributions new formula: (o)-(r)			45

Exhibit A

Examples of Mirror Company Matching Contribution

	Example Six:

(a)	Gross Compensation	150,000

(b)	401(a)(17) Compensation	220,000

(c)	Incentive Compensation	50,000

(d)	Mirror Plan Election for Compensation below 401(a)(17)	4.00%

(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%

(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	0.00%

(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%

(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((a)-(c))*(d)	4,000

(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	0

(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0

(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	8,760

(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	12,760

(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	9,000

(o)	Times match rate: (n)*(h)		4,500

(p)	LESS

(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	8,760

(r)	Times match rate: (q)*(h)		4,380

Total Mirror Plan contributions new formula: (o)-(r)			120

Exhibit A

Examples of Mirror Company Matching Contribution

	Example Seven:

(a)	Gross Compensation	150,000

(b)	401(a)(17) Compensation	220,000

(c)	Incentive Compensation	50,000

(d)	Mirror Plan Election for Compensation below 401(a)(17)	2.00%

(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%

(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	6.00%

(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%

(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((a)-(c))*(d)	2,000

(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	3,000

(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0

(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	8,700

(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	13,700

(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	9,000

(o)	Times match rate: (n)*(h)		4,500

(p)	LESS

(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	8,700

(r)	Times match rate: (q)*(h)		4,350

Total Mirror Plan contributions new formula: (o)-(r)			150

Exhibit A

Examples of Mirror Company Matching Contribution

	Example Eight:

(a)	Gross Compensation	200,000

(b)	401(a)(17) Compensation	220,000

(c)	Incentive Compensation	50,000

(d)	Mirror Plan Election for Compensation below 401(a)(17)	1.00%

(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%

(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	1.00%

(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%

(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((a)-(c))*(d)	1,500

(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	500

(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0

(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	11,880

(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	13,880

(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	12,000

(o)	Times match rate: (n)*(h)		6,000

(p)	LESS

(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	11,880

(r)	Times match rate: (q)*(h)		5,940

Total Mirror Plan contributions new formula: (o)-(r)			60

Exhibit A

Examples of Mirror Company Matching Contribution

	Example Nine:

(a)	Gross Compensation	450,000

(b)	401(a)(17) Compensation	220,000

(c)	Incentive Compensation	50,000

(d)	Mirror Plan Election for Compensation below 401(a)(17)	14.00%

(e)	Mirror Plan Election for Compensation above 401(a)(17)	0.00%

(f)	Mirror Plan Election for Incentive Compensation below 401(a)(17)	10.00%

(g)	Mirror Plan Election for Incentive Compensation above 401(a)(17)	0.00%

(h)	Match Percentage	0.50

Post 2005 FORMULA

(i)	Mirror Plan calculated deferrals for compensation below 401(a)(17): ((b)-(c))*(d)	23,800

(j)	Mirror Plan calculated deferrals for Incentive Compensation: (c)*(f)	5,000

(k)	Mirror Plan calculated deferrals for compensation above 401(a)(17): ((a)-(b))*(e)	0

(l)	Lesser or Gross Compensation or 401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: If (a)<(b) then ((a)-(i)-(j))*.06, if (a)>(b) then (b)-(i)-(j)*.06	11,472

(m)	equals total calculated deferral amount: (i)+(j)+(k)+(l)	40,272

(n)	Lesser of calculated percentage or 6% of gross comp: If (w)/(a)<6% then (a)*(m)/(a), if (m)/(a)>6% then (a)*6%	27,000

(o)	Times match rate: (n)*(h)		13,500

(p)	LESS

(q)	401(a)(17) Compensation minus Mirror Plan calculated deferrals for compensation below 401(a)(17) times 6%: (l)	11,472

(r)	Times match rate: (q)*(h)		5,736

Total Mirror Plan contributions new formula: (o)-(r)			7,764

Appendix A

DOCUMENT HISTORY

This document contains the plans adopted on July 8, 1998 by the J. C. Penney Company, Inc. Board of Directors effective January 1, 1999 as amended on the dates and under the authorities noted below:

December 11, 1998	Human Resources Committee

January 1, 1999	Effective Date

July 14, 1999	Board of Directors

December 10, 1999	Human Resources Committee

December 11, 2000	Human Resources Committee

March 22, 2001	Human Resources and Compensation Committee

June 1, 2001	Director of Human Resources

October 10, 2001	Human Resources Committee

January, 27, 2002	Chief HR and Admin. Officer

June 1, 2002	Director of Human Resources

November 14, 2006	Human Resources and Compensation Committee

February 28, 2007	Human Resources and Compensation Committee

September 20, 2007	Human Resources and Compensation Committee

December 31, 2007	Human Resources and Compensation Committee

December 9, 2008	Human Resources and Compensation Committee